SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 28, 2005

Date of Report (date of earliest event reported)

ALTIRIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-49793	87-0616516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

588 West 400 South

Lindon, Utah 84042

(Address of principal executive offices)

(801) 805-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities

On July 28, 2005, Altiris, Inc. (the “Company”) communicated to affected employees a plan of organizational restructuring primarily through involuntary terminations to take place beginning in the third quarter of 2005, consisting of headcount reductions (estimated to be approximately 10% of the Company’s workforce), designed to adjust expenses to a level more consistent with anticipated revenues and to better align expenditures with the Company’s strategy. The ultimate costs associated with this restructuring, primarily through involuntary terminations, have not yet been determined, and will vary depending on the locations and individuals involved. The Company anticipates that the process of quantifying these charges will continue over a period of the next several weeks.

At this time, the Company is unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the restructuring actions. As permitted by Item 2.05 of Form 8-K, the Company will file an amendment to this report under Item 2.05 within four business days after the Company’s determination of such estimates or range of estimates.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the following: our anticipated restructuring plan and headcount reductions (including the expected percentage of affected workforce and timing), our ability to align our expenses with anticipated revenues, our ability to align expenditures with the Company’s strategy, and the potential costs of the restructuring. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ, including but not limited to, factors affecting our ability to realize the anticipated savings from our cost cutting measures, problems or delays in reducing our cost structure, our inability to achieve the anticipated benefits of recently acquired businesses, higher than anticipated expenses we may incur in future quarters or the inability to identify expenses that can be eliminated, deterioration in our relationships with HP, Dell or our other strategic partners, our inability to meet increasing competition in our markets and any slowdown or deferral of orders for our products. In addition, please refer to the risk factors identified in our quarterly report on Form 10-Q for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We will not update any of the forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or changes in our expectations, except as required by law. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIRIS, INC.

By:	/s/ Stephen C. Erickson
Stephen C. Erickson
Vice President and Chief Financial Officer

Dated: July 28, 2005